                                             UAM Funds
                                             Funds for the Informed Investor(sm)

PIC Twenty Portfolio
Annual Report                                                     April 30, 2000


                                                                          UAM(R)

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
                                                            APRIL 30, 2000

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter......................................................   1

Portfolio of Investments..................................................   4

Statement of Assets and Liabilities.......................................   6

Statement of Operations...................................................   7

Statement of Changes in Net Assets........................................   8

Financial Highlights......................................................   9

Notes to Financial Statements.............................................  10

Report of Independent Accountants.........................................  14

--------------------------------------------------------------------------------

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
                                                            APRIL 30, 2000

--------------------------------------------------------------------------------

April 30, 2000

Dear Shareholders:


We are pleased the Fund posted a positive return for the 3 months ended 4/30/00 of 5.95% versus the S&P 500 Index return of 4.46% for the same period. Good stock selection and concentration in the technology and telecommunications sectors helped contribute to the positive performance. Since inception, 12/29/99 through 4/30/00, the Fund returned -3.90% compared with the S&P 500 at -0.80%. While the Fund trailed the S&P 500 Index for the four months ended April 30th, we view this as transitory.

Since year-end 1999, the stock market has experienced historic volatility. Coming off the heels of what can only be described as a spectacular 4th quarter 1999, we anticipated the markets would be choppy. Investors grappled with interest rate hikes, valuations, and implications of an "old economy" versus "new economy" paradigm. Performance for the months of January and March were weak while February was a very strong month. Companies focused on cellular phone infrastructure and handsets did well as demand for the products, leading technology, and market share gains drove stock prices higher. In April, investors started to reevaluate the valuation levels of the market as a whole, but more particularly, the valuations of technology-related growth stocks.

For many investors, the recent stock market volatility is a good lesson that risk is inherent in investing. It is a lesson that Provident's experienced investment professionals have long known and understood. We recognize it is never easy to be an investor in volatile or uncertain markets. Television networks, the Internet, radio stations, newspapers and magazines make it even more difficult by inundating us with information. Long-term investors should be willing to accept the inevitable daily fluctuations in the portfolio if you seek superior results for your investments. While periods of volatility are to be expected, we believe maintaining a longer-term perspective is essential. It is our belief, very strong growth in revenues and earnings of the companies in the Fund should prove very rewarding.

In our view, we are experiencing protracted strong product cycles such as broadband communications chips, fiber optics equipment, health technology, and web enabling software that promise to be the strong economic and stock market drivers for the foreseeable future. In the United States alone the penetration of usage of the personal computer, cell phone, and Internet have only scratched the surface. We expect

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
                                                            APRIL 30, 2000

--------------------------------------------------------------------------------

that over the next several years dramatic increases in usage will be experienced. This coupled with the innovations in Health Technology, to include drug delivery systems, genomics, and the biotechnology area argue that advances in technology only a few years ago thought to be impossible are going to be realized.

While volatility of returns may remain high, we believe that the fundamental outlook is bright. The recent earnings reports for the companies in the Fund are quite positive; most have reported better than expected earnings, or met expectations, and only a few holdings have had earnings lower than expected. We believe these positive earnings trends will continue and are the fundamental underpinning to strong returns going forward. We will continue to be aggressive and flexible in trimming or eliminating holdings where our confidence level for continued strong revenue and/or earnings growth is in question. Given the narrowness of the market in the technology-related stocks, we have added some non-technology companies for additional diversification.

We will continue to focus on finding attractive opportunities that we believe will provide superior returns and add value to the Fund in the new economy.

Thank you for your continued confidence in Provident Investment Counsel.


Provident Investment Counsel


   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

   There are no assurances that a portfolio will meet its stated objectives.

  A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
                                                            APRIL 30, 2000

--------------------------------------------------------------------------------

                      Definition of the Comparative Index
                      -----------------------------------

S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
                                                            APRIL 30, 2000

--------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 96.1%

                                                                           Shares       Value
                                                                          --------   -----------
BIO/SPECIALTY PHARMACEUTICAL -- 6.9%
  Genentech*............................................................     7,420   $   868,140
  Warner-Lambert........................................................    11,400     1,297,463
                                                                                      ----------
                                                                                       2,165,603
                                                                                      ----------
COMMUNICATIONS EQUIPMENT -- 27.5%
  Corning...............................................................    13,200     2,607,000
  Ericsson LM Tel.......................................................    14,000     1,238,124
  Network Appliance*....................................................    16,400     1,212,575
  Nextel Communications, C1 A*..........................................    10,200     1,116,263
  Nokia ADR.............................................................    42,960     2,443,350
                                                                                      ----------
                                                                                       8,617,312
                                                                                      ----------
COMPUTERS & SERVICES -- 33.6%
  Analog Devices*.......................................................    19,500     1,497,844
  Cisco Systems*........................................................    48,140     3,337,456
  EMC*..................................................................    13,060     1,814,524
  PMC-Sierra*...........................................................     6,600     1,266,375
  Sun Microsystems*.....................................................    28,290     2,600,912
                                                                                      ----------
                                                                                      10,517,111
                                                                                      ----------
COMPUTER SOFTWARE/SERVICES -- 2.5%
  Veritas Software*.....................................................     7,230       775,530
                                                                                      ----------
FINANCIAL SERVICES -- 2.5%
  Morgan Stanley, Dean Witter & Company.................................    10,000       767,500
                                                                                      ----------
MEDIA-TV/RADIO/CABLE -- 8.4%
  AT&T Liberty Media Group C1 A*........................................    24,400     1,218,475
  Time Warner...........................................................    15,690     1,411,119
                                                                                      ----------
                                                                                       2,629,594
                                                                                      ----------
RETAIL - SPECIALTY -- 3.6%
  Home Depot............................................................    20,230     1,134,144
                                                                                      ----------
SEMICONDUCTORS/INSTRUMENTS -- 11.1%
  Texas Instruments.....................................................    12,140     1,977,303
  Vitesse Semiconductor*................................................    22,000     1,497,375
                                                                                      ----------
                                                                                       3,474,678
                                                                                      ----------
  TOTAL COMMON STOCKS
  (Cost $27,483,663)....................................................              30,081,472
                                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
                                                            APRIL 30, 2000

--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 4.3%

                                                                    Face
                                                                   Amount           Value
                                                                 ----------      -----------
REPURCHASE AGREEMENT -- 4.3%
  Chase Securities, Inc. 5.65%, dated 04/28/00,
    due 05/01/00, to be repurchased at $1,357,639,
    collateralized by $1,487,202 of a U.S. Treasury Note
    valued at $1,357,030 (Cost $1,357,000).....................  $1,357,000      $ 1,357,000
                                                                                 ===========
  TOTAL INVESTMENTS -- 100.4%
    (Cost $28,840,663) (a).....................................                   31,438,472
                                                                                 -----------
  OTHER ASSETS AND LIABILITIES, NET -- (0.4%)..................                     (129,313)
                                                                                 -----------
  TOTAL NET ASSETS -- 100.0%...................................                  $31,309,159
                                                                                 ===========

  *   Non-Income Producing Security

ADR   American Depositary Receipt

  Cl  Class

  (a) The cost for federal income tax purposes was $28,840,663. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $2,597,809. This consisted of aggregate gross unrealized appreciation for all securities of $4,051,498 and aggregate gross unrealized depreciation for all securities of $1,453,689.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
                                                            APRIL 30, 2000

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Cost............................................................  $28,840,663
                                                                                  ===========

Investments, at Value -- Note A.................................................  $31,438,472
Cash............................................................................          275
Receivable for Investment Securities Sold.......................................    1,443,549
Dividend and Interest Receivable................................................        4,587
Receivable for Portfolio Shares Sold............................................          261
Other Assets....................................................................        1,250
                                                                                  -----------
 Total Assets...................................................................   32,888,394
                                                                                  -----------
Liabilities
Payable for Investment Securities Purchased.....................................    1,512,420
Payable for Portfolio Shares Redeemed...........................................       20,209
Payable for Investment Advisory Fees -- Note B..................................        8,971
Payable for Administrative Fees -- Note C.......................................        8,644
Payable for Custodian Fees -- Note D............................................        1,750
Payable for Trustees' Fees -- Note F............................................          150
Other Liabilities...............................................................       27,091
                                                                                  -----------
 Total Liabilities..............................................................    1,579,235
                                                                                  -----------
Net Assets......................................................................  $31,309,159
                                                                                  ===========
Net Assets Consist Of:
Paid in Capital.................................................................   30,278,661
Accumulated Net Realized Loss...................................................   (1,567,311)
Unrealized Appreciation.........................................................    2,597,809
                                                                                  -----------
Net Assets......................................................................  $31,309,159
                                                                                  ===========
Institutional Class Shares
Shares Issued and Outstanding (Unlimited authorization, no par value)...........    3,257,910
Net Asset Value, Offering and Redemption Price Per Share........................  $      9.61
                                                                                  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                               PIC TWENTY PORTFOLIO
                                        FOR THE PERIOD DECEMBER 29, 1999*
                                        TO APRIL 30, 2000

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends.................................................................................  $    21,930
Interest..................................................................................       47,300
                                                                                            -----------
 Total Income.............................................................................       69,230
                                                                                            -----------
Expenses
Investment Advisory Fees -- Note B........................................................       86,370
Administrative Fees -- Note C.............................................................       32,776
Shareholder Servicing Fees................................................................       30,083
Audit Fees................................................................................       12,300
Printing Expenses.........................................................................       11,236
Filing and Registration Fees..............................................................        4,007
Custodian Fee -- Note D...................................................................        3,740
Trustees' Fees -- Note F..................................................................          943
Legal Fees................................................................................          831
Other Expenses............................................................................        1,697
Investment Advisory Fees Waived -- Note B.................................................      (57,233)
                                                                                            -----------
 Net Expenses Before Expense Offset.......................................................      126,750

Expense Offset -- Note A..................................................................       (1,990)
                                                                                            -----------
 Net Expenses After Expense Offset........................................................      124,760
                                                                                            -----------
Net Investment Loss.......................................................................      (55,530)
                                                                                            -----------
Net Realized Loss on Investments..........................................................   (1,567,311)
Net Change in Unrealized Appreciation (Depreciation) on Investments.......................    2,597,809
                                                                                            -----------
Net Gain on Investments...................................................................    1,030,498
                                                                                            -----------
Net Increase in Net Assets Resulting from Operations......................................  $   974,968
                                                                                            ===========

* Commencement of Operations

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  PIC Twenty Portfolio

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 December 29,
                                                                                   1999* to
                                                                                April 30, 2000
                                                                                --------------
Increase (Decrease) In Net Assets
Operations:
  Net Investment Loss........................................................     $   (55,530)
  Net Realized Loss..........................................................      (1,567,311)
  Net Change in Unrealized Appreciation (Depreciation).......................       2,597,809
                                                                                  -----------
  Net Increase in Net Assets Resulting from Operations.......................         974,968
                                                                                  -----------
Capital Share Transactions: (1)
  Issued.....................................................................      33,358,216
  Issued in Lieu of Cash Distributions.......................................              --
  Redeemed...................................................................      (3,024,025)
                                                                                  -----------
  Net Increase from Capital Share Transactions...............................      30,334,191
                                                                                  -----------
     Total Increase in Net Assets............................................      31,309,159
                                                                                  -----------
Net Assets:
  Beginning of Period........................................................              --
                                                                                  -----------
  End of Period..............................................................     $31,309,159
                                                                                  ===========
(1) Shares Issued and Redeemed:
   Shares Issued.............................................................       3,561,033
   In Lieu of Cash Distributions.............................................              --
   Shares Redeemed...........................................................        (303,123)
                                                                                  -----------
   Net Increase in Shares Outstanding........................................       3,257,910
                                                                                  ===========

* Commencement of Operations

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                   PIC TWENTY PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                Selected Per Share Data & Ratios
                                   For a Share Outstanding Throughout the Period

                                                                December 29,
                                                                 1999*** to
                                                               April 30, 2000
                                                               --------------
Net Asset Value, Beginning of Period..........................    $   10.00
                                                                  ---------
Income From Investment Operations
   Net Investment Loss........................................        (0.02)
   Net Realized and Unrealized Loss...........................        (0.37)++
                                                                  ---------
   Total from Investment Operations...........................        (0.39)
                                                                  ---------
Net Asset Value, End of Period................................    $    9.61
                                                                  =========
Total Return+.................................................        (3.90)%**
                                                                  =========

Ratios and Supplemental Data
Net Assets, End of Period (Thousands).........................    $  31,309
Ratio of Expenses to Average Net Assets.......................         1.31%*
Ratio of Net Investment Income (Loss) to
   Average Net Assets.........................................        (0.57)%*
Portfolio Turnover Rate.......................................           80%

  *  Annualized
 **  Not Annualized
***  Commencement of Operations
  + Total return would have been lower had certain expenses not been waived by the Adviser during the period.
 ++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period, because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
                                                            APRIL 30, 2000

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The PIC Twenty Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a non-diversified, open-end management investment company. At April 30, 2000 the UAM Funds were comprised of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to seek long-term growth of capital through investing in approximately 20-30 stocks selected primarily from the stocks contained within the S&P/BARRA Growth and Russell 1000 Growth Indices.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

          1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

          2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

          3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
                                                            APRIL 30, 2000

--------------------------------------------------------------------------------

     the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

          4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on the ex-dividend date.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments of net operating losses.

          Permanent book and tax basis differences resulted in reclassifications of a decrease of $55,530 to undistributed net investment loss, and a decrease of $55,530 to paid in capital.

          Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss), for the purpose of calculating net investment income (loss) per share in the financial highlights.

          5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed to a portfolio are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

UAM Funds                                                   PIC TWENTY PORTFOLIO
                                                            APRIL 30, 2000

--------------------------------------------------------------------------------

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Provident Investment Counsel (the "Adviser"), a subsidiary of the United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.90% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio from exceeding 1.30% of average daily net assets.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

     Pursuant to the Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500, and a fee based on the number of active shareholder accounts.

     For the period ended April 30, 2000, the Administrator was paid $32,776, of which $14,458 was paid to SEI for their services, $4,900 to DST for their services, and $2,840 to UAMSSC for their services.

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement.

     E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     F. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Trustees meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

UAM Funds                                                   PIC TWENTY PORTFOLIO
                                                            APRIL 30, 2000

--------------------------------------------------------------------------------

     G. Purchases and Sales: For the period ended April 30, 2000, the Portfolio made purchases of $48,958,103 and sales of $19,907,129 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

     H. Line of Credit: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end if each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the period ended April 30, 2000, the Portfolio had no borrowings under the agreement.

     I. Other: At April 30, 2000, 92% of total shares outstanding were held by 1 record shareholder.

     At April 30, 2000 the Portfolio has elected to defer $1,567,311 of post-October capital losses for Federal income tax purposes. These losses will be available to offset realized capital gains for the fiscal year ending April 30, 2001.

UAM Funds                                                   PIC TWENTY PORTFOLIO


--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees of
UAM Funds Trust and Shareholders of
PIC Twenty Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIC Twenty Portfolio (one of the portfolios constituting UAM Funds Trust, hereafter referred to as the "Fund") at April 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period December 29, 1999 (commencement of operations) through April 30, 2000, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Boston, Massachusetts
June 14, 2000

                                     NOTES

UAM Funds                                                   PIC TWENTY PORTFOLIO


--------------------------------------------------------------------------------

Officers and Trustees

Norton H. Reamer                                  William H. Park
Trustee, President and Chairman                   Vice President

John T. Bennett, Jr.                              Gary L. French
Trustee                                           Treasurer

Nancy J. Dunn                                     Robert R. Flaherty
Trustee                                           Assistant Treasurer

Philip D. English                                 Robert J. Della Croce
Trustee                                           Assistant Treasurer

William A. Humenuk                                Martin J. Wolin, Esq.
Trustee                                           Secretary

James P. Pappas                                   Theresa DelVecchio
Trustee                                           Assistant Secretary

Peter M. Whitman, Jr.
Trustee

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Provident Investment Counsel
300 North Lake Avenue
Pasadena, CA 91101

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110




                                         ---------------------------------------

                                            This report has been prepared for
                                            shareholders and may be distributed
                                            to others only if preceded or
                                            accompanied by a current prospectus.

                                         ---------------------------------------